CONVERTIBLE LOANS	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about borrowings [abstract]
CONVERTIBLE LOANS
NOTE 7 - CONVERTIBLE LOANS:

a.
As of December 31, 2019, and 2018, there were no convertible loans outstanding.  The convertible loans were eventually converted into ordinary shares of the Company upon the closing of the Company’s initial public offering in July 2018. See note 11.

1.	2012 Convertible Loan

In 2012, the Company entered into loan agreements with certain lenders for an aggregate amount of $1.2 million (the “2012 Convertible Loan”). Each of the loans bears interest at a rate of 0.6% per year, which is to be repaid every five years, the loan is due and payable after a term of twenty years. Each of the investors has the right during the term to convert its respective loan amount into ordinary shares at a conversion price of $240.26 per ordinary share (before the IPO shares split) (subject to adjustment), and for a period of the initial five years of the term of the loan agreement to exchange all such ordinary shares received into ordinary shares of D.N.A at the rate of one of the Company's ordinary shares for 5,590 ordinary shares of D.N.A or 2,795 ordinary shares after the stock merge performed by D.N.A in October 2015 (also subject to adjustment) (the “D.N.A option”). In addition, under the terms of the loan agreements the outstanding loan amounts will be automatically converted into the Company's ordinary shares upon the closing of an initial public offering and certain merger and acquisition transactions. The Company has designated the 2012 Convertible Loan on initial recognition as a financial liability at fair value through profit or loss.

Following the Closing of the IPO (see note 11b below), the Company’s outstanding 2012 Convertible loans in the amount of $4.1 million were automatically converted into 622,180 Ordinary Shares of the Company.

2.	2015 Convertible Loan

On August 5, 2015, the Company entered into a Convertible Promissory Note and Loan Agreement ("2015 Convertible Loan") with certain lenders. Pursuant to the loan agreement, the lenders loaned the Company an aggregate amount of $2.0 million.  The loan would have been automatically converted upon occurrence of certain events. The loan would have converted into the same class of shares issued in such a transaction at a 25% discount to the applicable price per share in the Triggering Event. The loan was due to mature in February 2017 and bore interest at a rate of 5% per year.

In addition the Company issued to the lenders warrants to purchase additional shares equal to 40% of the shares issued upon conversion of the loan.

The Company measured the loan according to the amortized cost using the effective interest method.  The Company treated the warrants as a liability at fair value through profit or loss.

As part of the 2016 Convertible Loan agreement (See Note 7(a)(3)), the Company provided the right to the lenders of the 2015 Convertible Loan to exchange the 2015 Convertible Loan for the 2016 Convertible Loan including the maturity date.  As a result,  an amount of $1.1 million (from a total of $2.0 million), consisting of $ 1.0 million principal amount plus interest accrued up to June 14, 2016 less withholding tax was exchanged into the new convertible loan.

Since the terms of the loans are substantially different, the exchange was considered as an extinguishment, which necessitated recording a loss due to 2015 Convertible Loan that was exchanged for the new convertible loan recorded at fair value. The loss of extinguishment of $64,000 was recognized as a finance expense.

According to the 2016 Convertible Loan agreement, the Company deposited with the trustee an amount of $1.1 million and on February 5, 2017 repaid the 2015 Convertible Loan using the cash deposited at the trustee.

3.
2016 Convertible Loan

In June 2016, the Company closed a private placement (the "2016 Convertible Loan") with certain lenders in an aggregate amount of approximately $7.4 million with the following terms:

i.
The loan has a maturity of 18 months and bears interest at a rate of 5% per year.  The loan will be automatically converted upon occurrence of the following events as described in the agreement: IPO of at least $20 million, private placement in an aggregate amount of no less than $10 million or change of control (the "Triggering Event").  Furthermore, in case of private placement in an aggregate amount of $4-$10 million the lenders shall have the right to convert the loan to shares.  The loan will convert into the same class of shares issued in such a transaction at the lower of a 25% discount to the applicable price per share in the Triggering Event or the value of equity on a fully diluted basis of $65 million.

The Company has designated the 2016 Convertible Loan on initial recognition as a financial liability at fair value through profit or loss.

ii.
Warrants to purchase additional shares (“2016 Warrants”) equal to 40% of the shares issued upon conversion in exchange for an exercise price of the fair value of the shares in a Triggering Event.  The warrant will be exercisable for 4 years from the grant date.

As part of the agreement, the Company gave the right to the lenders of the 2015 Convertible Loan to exchange the 2015 Convertible Loan to the 2016
Convertible Loan including the maturity date.  As a result, an amount of $1.1 million (consisting of $ 1.0million principal amount plus interest accrued up to June 14, 2016 less withholding tax) was exchanged into the 2016 Convertible Loan.

As described in note 8, as part of the Series B preferred share purchase agreement which occurred in October 2017, the 2016 convertible loan together with the accrued interest was converted into 1,719,770 series B-1 preferred shares at a price per share of $5.24. Also, the 2016 Warrants became warrant to purchase Series B preferred shares at an exercise price of $6.99.

b.
The Company prepared a valuation of the 2012 Convertible loan and the 2016 convertible loan (a Level 3 valuation).  The debt component of the convertible loans was valued based on the discounting of future payments of the debt.  The convertible components (conversion option to the Company's ordinary shares) were valued based on a combination of the Probability-Weighted Expected Return Method and Back Solve option pricing method model. The conversion of the 2012 Convertible loans into ordinary shares was performed according to their fair value as of the IPO closing date, July 2, 2018. The following parameters were used:

July 2
2018

Price per share*	$865
Volatility	62%
Probability of entering Phase 2b/3	NA
Probability for IPO	100%

* The price per share as of July 2, 2018 was based on quoted price on Nasdaq before the shares split.